UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2007

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SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 7448

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure.

          The following information is being furnished under Item 7.01, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          By press release issued on July 26, 2007, Security Capital Assurance Ltd (the “Company”) scheduled a conference call for investors (the “Structured Finance Investor Call”) to be hosted by Paul Giordano, the Company’s Chief Executive Officer and Edward Hubbard, Executive Vice President and Chief Operating Officer, to provide additional information regarding the Company’s insured collateralized debt obligation (“CDO”) and residential mortgage backed securities (“RMBS”) portfolios. Other key executives from the Company’s RMBS and CDO business units are to participate in the conference call. A copy of the presentation materials to be used in connection with the conference call is furnished as Exhibit 99.1 and incorporated by reference herein.

          Interested individuals may also access a live audio webcast of the conference call by visiting the “Investor Relations” section of the Company’s website at http://www.scafg.com. The webcast will be available for 30 days following the call. A digital replay of the conference call will be available for seven days by dialing +1 877-519-4471 (U.S.) or +973-341-3080 (International). The passcode for replay participants is: 9071319.

Item 9.01.           Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Visual Presentation for the Structured Finance Investor Call, dated August 3, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2007

SECURITY CAPITAL ASSURANCE LTD
(Registrant)

By: /s/ Kirstin Romann Gould
Name: Kirstin Romann Gould
Title: Secretary